UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 24, 2009

Date of earliest event reported

NETSUITE INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33870	94-3310471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100, San Mateo, California 94403-2511

(Address of Principal Executive Offices)

(650) 627-1000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On July 30, 2009, NetSuite Inc. (the “NetSuite”) issued a press release announcing unaudited financial results for its quarter ended June 30, 2009. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 24, 2009, NetSuite completed the acquisition of QuickArrow, Inc., a Delaware corporation (“QuickArrow”), pursuant to an Agreement and Plan of Merger, dated as of July 22, 2009, by and among NetSuite, Apache Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of NetSuite (“Merger Sub”), QuickArrow, and, with respect to certain sections of the agreement, Jay Campion, as securityholder representative (the “Merger Agreement”).

Under the terms of the Merger Agreement, Merger Sub merged with and into QuickArrow (the “Merger”), and QuickArrow survived such Merger and became a wholly-owned subsidiary of NetSuite.

In connection with the Merger, and pursuant to the terms of the Merger Agreement, NetSuite paid an aggregate of approximately $20 million in cash (the “Merger Consideration”), in exchange for all of the issued and outstanding capital stock of QuickArrow.

QuickArrow made customary representations, warranties, covenants and agreements in the Merger Agreement. Pursuant to the Merger Agreement, the former security holders of QuickArrow and certain participants in QuickArrow’s change in control plan have agreed to indemnify NetSuite, its officers, directors, affiliates, employees, agents and representatives for losses related to certain matters, including, among other things, breaches or inaccuracies of representations or warranties of QuickArrow contained in the Merger Agreement or any related certificates or other instruments delivered by or on behalf of QuickArrow, and for other customary matters. As partial security for such indemnity obligations, and as contemplated by the Merger Agreement, at the closing of the Merger NetSuite deposited approximately $2.3 million of the Merger Consideration into an escrow fund.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Press release dated July 30, 2009, titled “NetSuite Announces Second Quarter 2009 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2009

NETSUITE INC.

By:	/S/ JIM MCGEEVER
James McGeever
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated July 30, 2009, titled “NetSuite Announces Second Quarter 2009 Results.”